                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                            MONTHLY OPERATING REPORT
    File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                DOCUMENT            EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.          ATTACHED              ATTACHED
------------------                                                            --------         ----------          -------------
Debtor Affirmations                                                           MOR - 1              Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2              Yes
Bank Account Reconciliations                                                  MOR - 2              Yes
Statement of Operations                                                       MOR - 3              Yes
Balance Sheet                                                                 MOR - 4              Yes
Status of Postpetition Taxes                                                  MOR - 5              Yes
Summary of Unpaid Postpetition Debts                                          MOR - 5              Yes
Listing of aged accounts payable                                              MOR - 5              N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6              Yes



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    8/27/2003
--------------------------------------                          ----------------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                              TRUE                 FALSE
----------------------------------                                                              ----                 -----
1.  That the insurance, as described in section 5 of the Notice of Operating
    Instructions and Reporting Requirements, is in effect.                                       X

2.  That all post petition taxes, as described in section 9 of the Notice of
    Operating Instructions and Reporting Requirements, are current.                              X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
    specific court authorization.  If no, provide an explanation below.                          X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
---------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    8/27/2003
---------------------------------------                         ----------------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                                   CUMULATIVE FILING
                                                                   BANK ACCOUNTS                 CURRENT MONTH           TO DATE
                                                    OPERATING                                        ACTUAL               ACTUAL
                                                    ---------                                        ------               ------
CASH - BEGINNING OF MONTH                              $ -        $ -        $ -        $ -      $41,269,705.13      $ 4,655,262.26
                                                       ===        ===        ===        ===      ==============      ==============

RECEIPTS                                           SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                       -          -          -          -             259,822         549,145,454
INTEREST INCOME                                          -          -          -          -              13,379             223,611
ACCOUNTS RECEIVABLE - CREDIT & COLL                      -          -          -          -                   -           1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                            -          -          -          -                   -          87,262,187
RETAIL STORE DEPOSITS                                    -          -          -          -                   -          42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS           -          -          -          -               5,000         149,281,644
REVOLVER BORROWINGS - FLEET                              -          -          -          -                   -         163,221,961
RETURN ITEMS REDEPOSITED                                 -          -          -          -                   -              32,954
MISCELLANEOUS                                            -          -          -          -              48,623           7,500,577
BANKCARD CASH RECEIPTS                                   -          -          -          -                   -         103,709,267
EMPLOYEE BENEFIT PLANS                                   -          -          -          -                   -             287,173
CORPORTE INCOME TAX REFUND                               -          -          -          -                   -           2,851,536
   TOTAL RECEIPTS                                      $ -        $ -        $ -        $ -      $      326,824      $1,107,077,952
                                                       ===        ===        ===        ===      ==============      ==============

DISBURSEMENTS                                      SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                       -          -          -          -             224,835         551,859,170
ELECTRONIC PAYROLL TAXES PAYMENTS                        -          -          -          -              31,492          16,170,263
PAYROLL                                                  -          -          -          -              33,816          46,364,776
PAYMENTS/TRANSFERS TO LIQUIDATORS                        -          -          -          -                   -          36,818,422
VENDOR PAYMENTS                                          -          -          -          -             254,088         130,590,445
ELECTRONIC SALES TAX PAYMENTS                            -          -          -          -                   -          14,640,476
REVOLVER FEES AND INTEREST - FLEET                       -          -          -          -                   -           5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                     -          -          -          -                   -         257,525,534
CUSTOMER REFUNDS                                         -          -          -          -                   -           2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                           -          -          -          -               2,340           8,112,333
CORPORATE INCOME TAX PAYMENTS                            -          -          -          -                   -              77,050
BANK FEES                                                -          -          -          -                 445             395,092
RETURN ITEMS                                             -          -          -          -                   -             530,806
MISCELLANEOUS                                            -          -          -          -                   -              84,046
                                                         -          -          -          -                   -                   -
   TOTAL DISBURSEMENTS                                 $ -        $ -        $ -        $ -             547,015       1,070,683,700
                                                       ===        ===        ===        ===      ==============      ==============

NET CASH FLOW                                          $ -        $ -        $ -        $ -      $     (220,191)     $   36,394,251
                                                       ===        ===        ===        ===      ==============      ==============

CASH - END OF MONTH                                    $ -        $ -        $ -        $ -      $   41,049,514      $   41,049,514
                                                       ===        ===        ===        ===      ==============      ==============




DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
-------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                $ 547,015
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS              $ 224,835
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES            $       -
                                                                   ---------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES    $ 322,180
                                                                   =========

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                 COMERICA BANK                              FLEET
                                           -----------------------------------------------------------    ----------     CURRENT
                                            PAYROLL       FLEX        VEBA     CONCENTR.     FUNDING       CUSTOMER       MONTH
                                           1851132363  1840425811  1840427643  1149003715   1850803196    9419400055      TOTAL
                                           ----------  ----------  ----------  ----------   ----------    ----------      -----
Cash - Beg                                  $ 27,340     $5,527     $14,605     $109,682    $8,129,761    $32,982,791   $41,269,705
                                            ========     ======     =======     ========    ==========    ===========   ===========

Receipts
Internal Transfers                            17,122          -           -      207,713        34,986              -       259,822
Interest Income                                    -          -           -            -             -         13,379        13,379
Accounts Receivable - Credit/Collections           -          -           -            -             -              -             -
Accounts Receivable - Lockbox                      -          -           -            -             -              -             -
Retail Cash/Check Sales & J-Card Store
  Payments                                         -          -           -            -             -              -             -
Asset Dispositions & Payments from
  Liquidators                                      -          -           -            -         5,000              -         5,000
Revolver Borrowings - Fleet                        -          -           -            -             -              -             -
Return Items Redeposited                           -          -           -            -             -              -             -
Misc Deposits/Credits                              -          -           -            -        48,623              -        48,623
Bankcard Receipts                                  -          -           -            -             -              -             -
Employee Benefit Plans - Payments from
  Providers                                        -          -           -            -             -              -             -
Corporate Income Tax Refund                        -          -           -            -             -              -             -
Total Receipts                              $ 17,122     $    -     $     -     $207,713    $   88,610    $    13,379   $   326,824
                                            ========     ======     =======     ========    ==========    ===========   ===========

Disbursements
Internal Transfers                                 -          -           -            -       224,835              -       224,835
Electronic Payroll Tax / Withholding
  Payments                                         -          -           -       17,389        14,102              -        31,492
Payroll                                       33,816          -           -            -             -              -        33,816
Payments/Transfers to Liquidators                  -          -           -            -             -              -             -
Vendor Payments                                    -          -           -      254,088             -              -       254,088
Electronic Sales Tax Payments                      -          -           -            -             -              -             -
Revolver Fees and Interest - Fleet                 -          -           -            -             -              -             -
Receipts applied to Revolver Balance -
  Fleet                                            -          -           -            -             -              -             -
Customer Refunds                                   -          -           -            -             -              -             -
Employee Benefit Plan Payments                     -          -       2,340            -             -              -         2,340
Corporate Income Tax Payments                      -          -           -            -             -              -             -
Bank Fees                                          -          -           -            -             -            445           445
Return Items                                       -          -           -            -             -              -             -
Miscellaneous                                      -          -           -            -             -              -             -

Total Disbursements                         $ 33,816     $    -     $ 2,340     $271,477    $  238,937    $       445   $   547,015
                                            ========     ======     =======     ========    ==========    ===========   ===========

Net Cash Flow                               $(16,694)    $    -     $(2,340)    $(63,764)   $ (150,328)   $    12,934   $  (220,191)
                                            ========     ======     =======     ========    ==========    ===========   ===========

Cash End of Month                           $ 10,646     $5,527     $12,265     $ 45,917    $7,979,433    $32,995,725   $41,049,514
                                            ========     ======     =======     ========    ==========    ===========   ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES, INC.

                                                                 BANK ACCOUNTS

BALANCE PER BOOKS                                     $ -        $ -        $ -        $ -
                                                      ===        ===        ===        ===

Bank Balance                                      SEE ATTACHED SCHEDULE B     -          -
Plus: Deposits In Transit                               -          -          -          -
Less: Outstanding Checks                                -          -          -          -
Other                                                   -          -          -          -
ADJUSTED BANK BALANCE                                 $ -        $ -        $ -        $ -
                                                      ===        ===        ===        ===




OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                COMERICA BANK                               FLEET
                                          -------------------------------------------------------------   ----------      TOTAL
                                           PAYROLL      FLEX         VEBA       CONCENTR.     FUNDING      CUSTOMER
                                          1851132363  1840425811   1840427643   1149003715   1850803196   9419400055
                                          ----------  ----------   ----------   ----------   ----------   ----------
Balance Per Books                          $    248    $   300     $ (1,187)     $ 23,120    $7,979,433   $32,995,725   $40,997,640
                                           ========    =======     ========      ========    ==========   ===========   ===========

Bank Balance                                 10,646      5,527       12,265        45,917     7,979,433    32,995,725    41,049,514
Plus:  Deposits in Transit - Booked Not
       Banked                                     -          -            -             -             -             -             -
Less:  Outstanding Checks/Wire Transfers    (10,398)    (5,227)     (13,467)      (22,797)            -             -       (51,888)
Less:  Outstanding Internal Transfers             -          -            -             -             -             -             -
Less:  Deposits in Transit - Banked not
       Booked                                     -          -            -             -             -             -             -
Misposted Entries                                 -          -            -             -             -             -             -
Checks issued not on Books                        -          -            -             -             -             -             -
Interest Income not on Books                      -          -            -             -             -             -             -
Return of Direct Deposit Funds not on
  Books                                           -          -            -             -             -             -             -
Checks Cleared not O/S on Books                   -          -            -             -             -             -             -
Overdraft Charges not on Books                    -          -            -             -             -             -             -
Returned Items                                    -          -            -             -             -             -             -
Interest Expense not on Books                     -          -            -             -             -             -             -
Bank Fees/Debits not on Books                     -          -            -             -             -             -             -
Misc Deposit/Credit not on Books                  -          -            -             -             -             -             -
Bankcard Fees not on Books                        -          -            -             -             -             -             -
Bankcard Debits on Books not Bank                 -          -            -             -             -             -             -
Misc variance                                     -          -           15             -             -             -            15

Adjusted Bank Balance                      $    248    $   300     $ (1,187)     $ 23,120    $7,979,433   $32,995,725   $40,997,640

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                          Period          Month         Fiscal        Cumulative
                                                           Ended          Ended        Year 2003     Filing to date
                                                          02/01/03       07/31/03       to date         Totals
                                                          --------       --------       -------         ------
Net Sales                                                 $ 155,128      $       -      $       -      $ 155,128

Cost of Goods Sold                                         (110,796)             -              -       (110,796)
                                                          ---------      ---------      ---------      ---------

Gross Profit                                                 44,332              -              -         44,332

Operating Expenses                                          (68,723)           (62)          (776)       (69,499)
                                                          ---------      ---------      ---------      ---------

Operating Income / (Loss)                                   (24,391)           (62)          (776)       (25,167)

Interest Income / (Expense), net                             (2,221)            13            110         (2,111)

Other Income / (Expense)                                    (60,416)          (469)          (375)       (60,791)
                                                          ---------      ---------      ---------      ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes       (87,028)          (518)        (1,041)       (88,069)

Reorganization / Liquidation Expenses                       (14,662)          (651)        (1,601)       (16,263)

Income Taxes - Benefit / (Expense)                              521              -            238            759
                                                          ---------      ---------      ---------      ---------

Net Income / (Loss)                                       $(101,169)     $  (1,169)     $  (2,404)     $(103,573)
                                                          =========      =========      =========      =========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS:
       CASH AND CASH EQUIVALENTS                                                                    $ 40,998
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                           1,656
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                 213
       REFUNDABLE TAXES                                                                                  233
       OTHER PREPAIDS                                                                                      0
                                                                                                    --------

                                                                        SUBTOTAL                      43,100

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                                    --------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                            389
       COLLATERALIZED LETTERS OF CREDIT                                                                  508
       OTHER                                                                                              13
                                                                                                    --------

                                                                        SUBTOTAL                       3,010
                                                                                                    --------

       TOTAL ASSETS                                                                                 $ 46,110
                                                                                                    ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                             $      -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                       1,000
       ACCRUED RENT/LEASE                                                                                177
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                             855
       ACCRUED VACATION                                                                                   86
       ACCRUED MEDICAL / HOSPITAL                                                                        917
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,861
       ACCRUED WORKERS COMPENSATION                                                                      509
       ACCRUED OTHER                                                                                     292
                                                                                                    --------

                                                                        SUBTOTAL                       5,697

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                                       76,294
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------

                                                                        SUBTOTAL                      76,294
                                                                                                    --------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                      81,991

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                 30,508
       ACCOUNTS PAYABLE - EXPENSE                                                                     10,577
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                 590
                                                                                                    --------

                                                                        SUBTOTAL                      41,675

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                           8,846
       ACCRUED PROPERTY TAXES                                                                          2,342
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                    2,230
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       ACCRUED VACATION                                                                                   62
       ACCRUED INTEREST                                                                                1,079
       DEBENTURES                                                                                     24,376
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------

                                                                        SUBTOTAL                      39,350
                                                                                                    --------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        81,025
                                                                                                    --------


       TOTAL LIABILITIES                                                                             163,016

       STOCKHOLDERS' EQUITY:
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                 (127,279)
       CURRENT PERIOD EARNINGS                                                                        (2,404)
                                                                                                    --------

                                                                        SUBTOTAL                    (116,906)
                                                                                                    --------

       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     $ 46,110
                                                                                                    ========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                          SUMMARY OF POSTPETITION TAXES
JACOBSON STORES, INC.

                              BEGINNING TAX   AMOUNT WITHHELD OR                                                   ENDING TAX
                                LIABILITY          ACCRUED         AMOUNT PAID     DATE PAID   CHECK NO. OR EFT    LIABILITY
                                ---------          -------         -----------     ---------   ----------------    ---------

FEDERAL
Withholding                     $       -         $  14,208         $  14,208        SEE SUMMARY SCHEDULE C        $       -
FICA - Employee                         -             1,591         $   1,591        SEE SUMMARY SCHEDULE C                -
FICA - Employer                         -             1,591         $   1,591        SEE SUMMARY SCHEDULE C                -
Unemployment                           71                 -                 -        SEE SUMMARY SCHEDULE C               71
Income                                  -                 -                 -                                              -
Other:                                  -                 -                 -                                              -
   TOTAL FEDERAL TAXES                 71            17,389            17,389                                             71
                                =========         =========         =========       ========      ===========      =========
STATE AND LOCAL
Withholding                        11,831             2,271            14,102        SEE SUMMARY SCHEDULE C                -
Sales & Use                             -                 -                 -                                              -
Unemployment                          453               (19)              434        SEE SUMMARY SCHEDULE C                -
Real Property                           -                 -                 -                                              -
Personal Property                       -                 -                 -                                              -
Income                                  -                 -                 -        SEE SUMMARY SCHEDULE C                -
Other:                                  -                 -                 -                                              -
   TOTAL STATE AND LOCAL           12,284             2,252            14,536                                              -
                                =========         =========         =========       ========      ===========      =========
TOTAL TAXES PAYABLE             $  12,355         $  19,642         $  31,926                                      $      71
                                =========         =========         =========       ========      ===========      =========
REFUNDABLE TAXES                $(233,265)                -                 -                                      $(233,265)
                                =========         =========         =========       ========      ===========      =========


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                                  NUMBER OF DAYS PAST DUE

                                               CURRENT        0 - 30       31 - 60        61 +            DISCOUNTS        TOTAL
                                               -------        ------       -------        ----            ---------        -----
Accounts Payable - Merchandise               $        -        $ -           $ -           $ -               $ -                 -
Accounts Payable - Non-Merchandise                    -          -             -             -                 -                 -
Accrued Payroll                                       -          -             -             -                 -                 -
Accrued Taxes                                         -          -             -             -                 -                 -
Accrued Professional Fees                     1,000,000          -             -             -                 -         1,000,000
Accrued Rent / Leases                           177,000          -             -             -                 -           177,000
Restructuring / Store Closing Reserve           855,000          -             -             -                 -           855,000
Accrued Vacation                                 86,000          -             -             -                 -            86,000
Accrued Medical / Hospital                      917,000          -             -             -                 -           917,000
Accrued Customer Gift Card Balances           1,861,000          -             -             -                 -         1,861,000
Accrued Workers Compensation                    509,000          -             -             -                 -           509,000
Accrued Other                                   292,000          -             -             -                 -           292,000
Other (excluding Interco. payable)                    -          -             -             -                 -                 -
                                             ----------        ---           ---           ---               ---        ----------
TOTAL POSTPETITION DEBTS                     $5,697,000        $ -           $ -           $ -               $ -        $5,697,000
                                             ==========        ===           ===           ===               ===        ==========

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS     AMOUNT         CHECK/EFT NO.        DATE       ADD'L COMMENTS
      941 Deposit                                                   $  9,223         9488645426        07/14/03
      941 Deposit                                                      8,166         9488066610        07/28/03
                                                                    --------
                                                                    $ 17,389
                                                                    --------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                            $      -
                                                                    --------
                                                                    $      -
                                                                    --------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                         $ 11,831         9488617098        07/01/03
      Michigan - Employee State Withholding                            2,271         9488379418        07/28/03
      Jackson, Michigan - Employee Local Withholding                     218            1026888        07/31/03
                                                                    --------
                                                                    $ 14,320
                                                                    --------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       Michigan                                                     $    434            1026883        07/31/03
                                                                    --------
                                                                    $    434
                                                                    --------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                    $      -
                                                                    --------
                                                                    $      -
                                                                    --------
STATE INCOME TAXES
                                                                    $      -
                                                                    --------
                                                                    $      -
                                                                    --------
REAL ESTATE/ PERSONAL TAXES
                                                                    $      -
                                                                    --------
                                                                    $      -
                                                                    --------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                INSURANCE SUMMARY

                                                                     PREMIUMS
                                                        POLICY     PAID THROUGH
POLICY TYPE            INSURER/POLICY NO.               PERIOD      EXP. DATE    DEDUCTIBLE             LIMITS
------------------------------------------------------------------------------------------------------------------------------------

Umbrella Liability     St. Paul Insurance Co.     08/01/02-07/31/03    Yes                            $10,000,000 Each Occurrence
                       CK02102387                                                                     $10,000,000 Prod. Aggregate
                                                                                                      $10,000,000 Aggregate

General Liability      St. Paul Insurance Co.     08/01/02-07/31/03    Yes     $0                     $2,000,000. General Aggregate
                       CK02102387                                                                     $2,000,000 Products Aggregate
                                                                                                      $1,000,000 Each Occurrence
                                                                                                      $1,000,000 Personal & Adv.
                                                                                                        injury

Automobile             St. Paul Insurance Co.     08/01/02-07/31/03    Yes     None                   $1,000,000 Liability / UM-UIM
                       CK02102387                                              $500 Comprehensive     Physical Damage
                                                                               $2,500 Collision       Physical Damage
                                                                               $500/$2500/veh./max.
                                                                                 per loss             $1,000,000 Garagekeepers
                                                                                                        Liability
                                                                               $2,000 Collision

Workers Comp. - MI     St. Paul Insurance Co.       5/4/03 - 5/4/04     No                            $1,000,000 Bodily Injury by
                                                                                                        Accident
                       WVA2102876                                                                     $1,000,000 Bodily Injury by
                                                                                                        Disease

Directors & Officers   XL Insurance               06/01/03-05/31/04    Yes     $250,000               $1,000,000 each
                                                                                                        claim/aggregate
                       Binder issued: policy #
                        pending

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States

Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                   FORM NO.         DOCUMENT ATTACHED     EXPLANATION ATTACHED
------------------                                   --------         -----------------     --------------------

Debtor Affirmations                                  MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements          MOR - 2                 Yes
Bank Account Reconciliations                         MOR - 2                 Yes
Statement of Operations                              MOR - 3                 Yes
Balance Sheet                                        MOR - 4                 Yes
Status of Postpetition Taxes                         MOR - 5                 N/A
Summary of Unpaid Postpetition Debts                 MOR - 5                 N/A
Listing of aged accounts payable                     MOR - 5                 N/A
Schedule of Insurance - Listing of Policies          MOR - 6                 N/A




The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    8/27/2003
--------------------------------------------------                     ---------
Signature of Authorized Individual                                     Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE            FALSE
----------------------------------                                                 ----            -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X

2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                  X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    8/27/2003
--------------------------------------------------                     ---------
Signature of Authorized Individual                                     Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                            BANK ACCOUNTS                                    CURRENT       CUMULATIVE
                                        COMERICA      COMERICA                               MONTH        FILING TO DATE
                                       1840421992    1851584167                              ACTUAL          ACTUAL
                                       ----------    ----------                              ------          ------
CASH - BEGINNING OF MONTH              $    13,350   $    34,971          $ -       $ -    $    48,321        104,726
                                       ===========   ===========          ===       ===    ===========    ===========

RECEIPTS
INTERNAL TRANSFERS                               -             -            -         -              -      1,167,760
INTEREST INCOME                                  -            15            -         -             15            253
ACCOUNTS RECEIVABLE - CREDIT & COLL              -             -            -         -              -              -
ACCOUNTS RECEIVABLE - LOCKBOX                    -             -            -         -              -              -
RETAIL STORE DEPOSITS                            -             -            -         -              -              -
ASSET DISPOSITIONS & PAYMENTS FROM
  LIQUIDATORS                                    -             -            -         -              -         34,754
REVOLVER BORROWINGS - FLEET                      -             -            -         -              -              -
RETURN ITEMS REDEPOSITED                         -             -            -         -              -              -
MISCELLANEOUS                                    -             -            -         -              -        306,413
BANKCARD CASH RECEIPTS                           -             -            -         -              -              -
EMPLOYEE BENEFIT PLANS                           -             -            -         -              -              -
   TOTAL RECEIPTS                      $         -   $        15          $ -       $ -    $        15    $ 1,509,181
                                       ===========   ===========          ===       ===    ===========    ===========

DISBURSEMENTS
INTERNAL TRANSFERS                               -        34,986            -         -         34,986        679,318
ELECTRONIC PAYROLL TAXES PAYMENTS                -             -            -         -              -              -
PAYROLL                                          -             -            -         -              -              -
COMMERCIAL LOAN PAYMENTS                         -             -            -         -              -        527,725
VENDOR PAYMENTS                                  -             -            -         -              -        106,106
ELECTRONIC SALES TAX PAYMENTS                    -             -            -         -              -              -
RECEIPTS APPLIED TO REVOLVER BALANCE             -             -            -         -              -              -
CUSTOMER REFUNDS                                 -             -            -         -              -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                   -             -            -         -              -              -
BANK FEES                                        -             -            -         -              -            116
RETURN ITEMS                                     -             -            -         -              -          2,500
MISCELLANEOUS                                    -             -            -         -              -          3,050
CORPORATE INCOME TAXES                           -             -            -         -              -        281,741
   TOTAL DISBURSEMENTS                 $         -   $    34,986          $ -       $ -         34,986      1,600,557
                                       ===========   ===========          ===       ===    ===========    ===========

NET CASH FLOW                          $         -   $   (34,971)         $ -       $ -    $   (34,971)   $   (91,376)
                                       ===========   ===========          ===       ===    ===========    ===========

CASH - END OF MONTH                    $    13,350   $         -          $ -       $ -    $    13,350    $    13,350
                                       ===========   ===========          ===       ===    ===========    ===========


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                     $ 34,986
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                     34,986
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                        -
                                                                        --------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES         $      -
                                                                        ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                         BANK ACCOUNTS

                                                     COMERICA     COMERICA                           TOTAL
                                                    1840421992   1851584167
                                                    ----------   ----------                          -----
BALANCE PER BOOKS                                    $13,350        $ -        $ -        $ -        $13,350
                                                     =======        ===        ===        ===        =======

Bank Balance                                          13,350          -          -          -         13,350
Plus: Deposits In Transit - Booked not Banked              -          -          -          -              -
Less: Outstanding Checks/Wire Transfers                    -          -          -          -              -
Other                                                      -          -          -          -              -
ADJUSTED BANK BALANCE                                $13,350        $ -        $ -        $ -        $13,350
                                                     =======        ===        ===        ===        =======



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                             Period           Month            Fiscal         Cumulative
                                             Ended            Ended           Year 2003     Filing to date
                                            02/01/03         07/31/03          to date          Totals
                                            --------         --------          -------          ------
Rental Income                               $  3,389         $      -         $      -         $  3,389

Interest Expense                              (1,683)               -                -           (1,683)

Depreciation                                  (1,271)               -                -           (1,271)

Taxes, Other than Income                        (258)               -                -             (258)

Other Income / (Expense)                      28,472              (30)          (3,220)          25,252
                                            --------         --------         --------         --------

Net Income / (Loss) b/4 Income Taxes          28,649              (30)          (3,220)          25,429

Income Taxes - Benefit / (Expense)                 -                -              (75)             (75)
                                            --------         --------         --------         --------

Net Income / (Loss)                         $ 28,649         $    (30)        $ (3,295)        $ 25,354
                                            ========         ========         ========         ========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                 ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                        $    13
ACCOUNTS RECEIVABLE, NET                                                              20
DUE FROM VENDORS, NET                                                                  0
INTERCOMPANY RECEIVABLE                                                           67,771
INVENTORIES                                                                            0
DEFERRED FINANCING                                                                     0
PREPAID INSURANCE                                                                      0
LANDLORD DEPOSITS                                                                      0
REFUNDABLE TAXES                                                                       0
OTHER PREPAIDS                                                                         0
                                                                                 -------

TOTAL CURRENT ASSETS                                                              67,804

TOTAL PROPERTY, PLANT & EQUIPMENT                                                      0
LESS: ACCUMULATED DEPRECIATION                                                         0
                                                                                 -------

                     PROPERTY, PLANT & EQUIPMENT, NET                                  -

OTHER ASSETS:
NET GOODWILL                                                                           0
LIFE INSURANCE - CSV                                                                   0
PREPAID PENSION                                                                        0
PROFESSIONAL RETAINERS                                                                 0
COLLATERALIZED LETTERS OF CREDIT                                                       0
OTHER                                                                                  0
                                                                                 -------

TOTAL OTHER ASSETS                                                                     -
                                                                                 -------

TOTAL ASSETS                                                                     $67,804
                                                                                 =======

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                             $      -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                         41
       ACCRUED PROFESSIONAL FEES                                                                           0
       ACCRUED RENT/LEASE                                                                                  0
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED VACATION                                                                                    0
       ACCRUED MEDICAL / HOSPITAL                                                                          0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED OTHER                                                                                       0
                                                                                                    --------

                                                                        SUBTOTAL                          41

       OTHER POST-PETITION LIABILITIES:
       INTERCOMPANY LIABILITIES                                                                            0
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------

                                                                        SUBTOTAL                           0
                                                                                                    --------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                          41

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
       ACCOUNTS PAYABLE - EXPENSE                                                                         50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                                    --------

                                                                        SUBTOTAL                          50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED PROPERTY TAXES                                                                             90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                            2,000
       OFFICER'S DEFERRED COMPENSATION                                                                     0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED VACATION                                                                                    0
       ACCRUED INTEREST                                                                                    0
       DEBENTURES                                                                                          0
       MORTGAGES                                                                                      15,537
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------

                                                                        SUBTOTAL                      17,627
                                                                                                    --------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        17,677
                                                                                                    --------


       TOTAL LIABILITIES                                                                              17,718

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                                                      400
       PAID IN SURPLUS                                                                                     0
       TREASURY STOCK                                                                                      0
       RETAINED EARNINGS, BEGINNING                                                                   52,981
       CURRENT PERIOD EARNINGS                                                                        (3,295)
                                                                                                    --------

                                                                        SUBTOTAL                      50,086
                                                                                                    --------

       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     $ 67,804
                                                                                                    ========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                         DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                        FORM NO.       ATTACHED       ATTACHED
------------------                                        --------       --------       --------
Debtor Affirmations                                       MOR - 1           Yes
Schedule of Cash Receipts and Disbursements               MOR - 2           Yes
Bank Account Reconciliations                              MOR - 2           Yes
Statement of Operations                                   MOR - 3           Yes
Balance Sheet                                             MOR - 4           Yes
Status of Postpetition Taxes                              MOR - 5           N/A
Summary of Unpaid Postpetition Debts                      MOR - 5           N/A
Listing of aged accounts payable                          MOR - 5           N/A
Schedule of Insurance - Listing of Policies               MOR - 6           N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    8/27/2003
----------------------------------------------                         ---------
Signature of Authorized Individual                                     Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                     TRUE        FALSE
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                   X

2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                          X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                      X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    8/27/2003
------------------------------------------------                       ---------
Signature of Authorized Individual                                     Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                             BANK ACCOUNTS                 CURRENT     CUMULATIVE
                                                                                                            MONTH     FILING TO DATE
                                                                                                            ACTUAL       ACTUAL
                                                                                                            ------       ------
CASH - BEGINNING OF MONTH                                        $ -        $ -        $ -        $ -        $ -          $ 84
                                                                 ===        ===        ===        ===        ===          ====

RECEIPTS
INTERNAL TRANSFERS                                                 -          -          -          -           -            -
INTEREST INCOME                                                    -          -          -          -           -            -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                               -          -          -          -           -            -
ACCOUNTS RECEIVABLE - LOCKBOX                                      -          -          -          -           -            -
RETAIL STORE DEPOSITS                                              -          -          -          -           -            -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                                  -            -
REVOLVER BORROWINGS - FLEET                                        -          -          -          -           -            -
RETURN ITEMS REDEPOSITED                                           -          -          -          -           -            -
MISCELLANEOUS                                                      -          -          -          -           -            -
BANKCARD CASH RECEIPTS                                             -          -          -          -           -            -
EMPLOYEE BENEFIT PLANS                                             -          -          -          -           -            -
   TOTAL RECEIPTS                                                $ -        $ -        $ -        $ -         $ -          $ -
                                                                 ===        ===        ===        ===        ===          ====

DISBURSEMENTS
INTERNAL TRANSFERS                                                 -          -          -          -           -            -
ELECTRONIC PAYROLL TAXES PAYMENTS                                  -          -          -          -           -            -
PAYROLL                                                            -          -          -          -           -            -
PAYMENTS/TRANSFERS TO LIQUIDATORS                                  -          -          -          -           -            -
VENDOR PAYMENTS                                                    -          -          -          -           -            -
ELECTRONIC SALES TAX PAYMENTS                                      -          -          -          -           -            -
RECEIPTS APPLIED TO REVOLVER BALANCE                               -          -          -          -           -            -
CUSTOMER REFUNDS                                                   -          -          -          -           -            -
EMPLOYEE BENEFIT PLAN PAYMENTS                                     -          -          -          -           -            -
BANK FEES                                                          -          -          -          -           -            -
RETURN ITEMS                                                       -          -          -          -           -            -
MISCELLANEOUS                                                      -          -          -          -           -           84
                                                                   -          -          -          -           -            -
   TOTAL DISBURSEMENTS                                           $ -        $ -        $ -        $ -           -           84
                                                                 ===        ===        ===        ===        ===          ====

NET CASH FLOW                                                    $ -        $ -        $ -        $ -         $ -         $(84)
                                                                 ===        ===        ===        ===        ===          ====

CASH - END OF MONTH                                              $ -        $ -        $ -        $ -         $ -          $ -
                                                                 ===        ===        ===        ===        ===          ====




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                      $ -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                      -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                    -
                                                                                         ---
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                          $ -
                                                                                         ===

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                             BANK ACCOUNTS
                                                                            TOTAL

BALANCE PER BOOKS                $ -        $ -        $ -        $ -        $ -
                                 ===        ===        ===        ===        ===

Bank Balance                       -          -          -          -          -
Plus: Deposits In Transit          -          -          -          -          -
Less: Outstanding Checks           -          -          -          -          -
Other                              -          -          -          -          -
ADJUSTED BANK BALANCE            $ -        $ -        $ -        $ -        $ -



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                            Period        Month       Fiscal      Cumulative
                                                            Ended         Ended      Year 2003   Filing to date
                                                           02/01/03      07/31/03     to date       Totals
                                                           --------      --------     -------       ------
Net Sales                                                    $ -           $ -          $ -          $ -

Cost of Goods Sold                                             -             -            -            -
                                                             ---           ---          ---          ---

Gross Profit                                                   -             -            -            -

Operating Expenses                                             -             -            -            -
                                                             ---           ---          ---          ---

Operating Income / (Loss)                                      -             -            -            -

Interest Expense                                               -             -            -            -

Other Income                                                   -             -            -            -
                                                             ---           ---          ---          ---

Net Income / (Loss) b/4 Restructuring Costs and Taxes          -             -            -            -

Reorganization / Liquidation Expenses                         (1)            -            -           (1)

Income Taxes - Benefit / (Expense)                             -             -            -            -
                                                             ---           ---          ---          ---

Net Income / (Loss)                                          $(1)          $ -          $ -          $(1)
                                                             ===           ===          ===          ===




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                                                      $    -
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                               0
       INTERCOMPANY RECEIVABLE                                                                         8,523
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                   0
       REFUNDABLE TAXES                                                                                    0
       OTHER PREPAIDS                                                                                      0
                                                                                                     -------

       TOTAL CURRENT ASSETS                                                                            8,523

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                                     -------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                      0
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                              0
       COLLATERALIZED LETTERS OF CREDIT                                                                    0
       OTHER                                                                                               0
                                                                                                     -------

       TOTAL OTHER ASSETS                                                                                  -
                                                                                                     -------

       TOTAL ASSETS                                                                                  $ 8,523
                                                                                                     =======

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                 Reporting Period: July 1, 2003 to July 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                              $     -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                           0
       ACCRUED RENT/LEASE                                                                                  0
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED VACATION                                                                                    0
       ACCRUED MEDICAL / HOSPITAL                                                                          0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED OTHER                                                                                       0
                                                                                                     -------

                                                                        SUBTOTAL                           0

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                                            0
       OTHER LIABILITIES                                                                                   0
                                                                                                     -------

                                                                        SUBTOTAL                           0
                                                                                                     -------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                           0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
       ACCOUNTS PAYABLE - EXPENSE                                                                          0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                                     -------

                                                                        SUBTOTAL                           0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                        0
       OFFICER'S DEFERRED COMPENSATION                                                                     0
       ACCRUED VACATION                                                                                    0
       ACCRUED INTEREST                                                                                    0
       DEBENTURES                                                                                          0
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0

                                                                                                     -------
                                                                        SUBTOTAL                           0
                                                                                                     -------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                             0
                                                                                                     -------


       TOTAL LIABILITIES                                                                                   -

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                                                    1,700
       PAID IN SURPLUS                                                                                     0
       TREASURY STOCK                                                                                      0
       RETAINED EARNINGS, BEGINNING                                                                    6,823
       CURRENT PERIOD EARNINGS                                                                             0
                                                                                                     -------

                                                                        SUBTOTAL                       8,523
                                                                                                     -------

       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                      $ 8,523
                                                                                                     =======


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).